UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 16, 2023

Excelerate Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41352	87-2878691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2445 Technology Forest Blvd. Level 6
The Woodlands, Texas		77381
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 832 813-7100

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.001 par value per share	EE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 16, 2023, Excelerate Energy, Inc. (the “Company”) implemented a change to its leadership structure by separating the current role and responsibilities of Chief Commercial Officer into two executive positions: Chief Development Officer and Chief Commercial Officer, both of whom will report to the Chief Executive Officer. As a result, Daniel Bustos will step down from his role as Chief Commercial Officer effective November 16, 2023. To assist with the transition, Mr. Bustos will serve as a Senior Advisor to the Company until May 31, 2024, when his employment will be terminated.

In connection with Mr. Bustos’ transition to a Senior Advisor role and subsequent departure, Mr. Bustos and the Company entered into a Transition Services and Separation Agreement (the “Agreement”). Among other things, the Agreement provides that Mr. Bustos will receive: (a) continued payment of his current base salary through his departure date, (b) a transition bonus of $221,468, subject to Mr. Bustos’ compliance with his obligations under the Agreement, and (c) severance payments and benefits in accordance with the terms of the Excelerate Energy Severance Plan. The Agreement also includes a general release of claims.

In addition, effective November 16, 2023, the Company appointed Oliver Simpson as its Executive Vice President and Chief Commercial Officer, reporting to Steven Kobos, Chief Executive Officer. Mr. Simpson, age 42, has served as Vice President, Commercial of the Company since 2017 and has been with the Company since January 2014. Prior to joining the Company, he was the Head of LNG Chartering at Fearnley Offshore LLC and a Gas Trader at Total Gas and Power North America.

An interim Chief Development Officer will serve in the position until a permanent successor is identified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Excelerate Energy, Inc.

Date:	November 17, 2023	By:	/s/ Dana Armstrong
Dana Armstrong Executive Vice President and Chief Financial Officer (Principal Financial Officer)